FIRST AMERICAN FUNDS TRUST

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(each a “Fund” and, collectively, the “Funds”)

Second Amended and Restated Declaration of Trust

On December 17, 2024, the Board of Trustees of First American Funds Trust (the “Trust”) approved the Second Amended and Restated Declaration of Trust (referred to herein as the “Amended Declaration of Trust”). The Amended Declaration of Trust permits the Trustees of the Trust, in their sole discretion, to authorize the use of a reverse distribution mechanism or similar mechanisms during negative interest rate environments to maintain a stable net asset value per share of any of the Funds at a constant dollar amount.

As described in the Funds’ prospectus, and with respect to each Fund other than Institutional Prime Obligations Fund, in the event a Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), it may be challenging or impossible to maintain a stable net asset value (NAV) of $1.00 per share. However, regulations that govern the operation of money market funds permit a Fund, if experiencing a negative interest rate event, to seek to continue to provide a stable NAV of $1.00 per share by using a Reverse Distribution Mechanism (RDM) which reduces the number of shares in proportion to that Fund’s negative income. Shares may continue to have a NAV of $1.00 per share, but each shareholder would have fewer shares. A Fund will use an RDM to cancel shares held by shareholders only if the Fund’s Board of Trustees determines that using an RDM is in the best interests of the Fund and its shareholders.

If a Fund uses an RDM to cancel Fund shares, the Fund’s per-share NAV may remain stable, but shareholders will lose money as a result of the Fund’s negative gross yield. In the event that shares are canceled, tax treatment of distributions and shareholder basis is uncertain. Shareholders should consult with their tax advisor to determine whether they will experience any negative tax consequences as a result of a Fund’s use of an RDM. Account statements will include disclosure regarding share cancellations if an RDM is used.

The Amended Declaration of Trust is filed as an exhibit to Post-Effective Amendment No. 3 to the Trust’s Registration Statement under the Securities Act of 1933 and Amendment No. 6 to the Trust’s Registration Statement under the Investment Company Act of 1940, which was filed on December 20, 2024.